Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), Steve Daly, Chief Executive Officer of Instructure Holdings, Inc. (the “Company”), and Peter Walker, Chief Financial Officer of the Company, each hereby certifies that, to the best of his knowledge:

(1) The Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”), to which this Certification is attached as Exhibit 32.1, fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 21, 2024	/s/ Steve Daly
Steve Daly
Chief Executive Officer (Principal Executive Officer)

Date: February 21, 2024	/s/ Peter Walker
Peter Walker
Chief Financial Officer (Principal Financial Officer)